U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2006

Photonic Products Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: Other Events

FOR IMMEDIATE RELEASE

Friday, January 6, 2005

Source: Photonic Products Group, Inc.

INRAD AND A.P.E. END AUTOCORRELATOR ALLIANCE

NORTHVALE, NJ, January 6 – Photonic Products Group, Inc. (OTC Bulletin Board: PHPG) announced today that its alliance with Angewandte Physik & Electronik (A.P.E.) GmbH in the field of autocorrelators has come to an end, effective January 1, 2006.

Autocorrelators are used for measuring laser pulses from ultrafast lasers, with pulse durations in the picosecond and femtosecond ranges. INRAD had pioneered the design, manufacture, and introduction of autocorrelators as accessories for the emerging field of ultrafast lasers back in 1979. In 2000, INRAD joined forces with A.P.E. and became the source for supply of products manufactured by A.P.E. in Germany to customers in the Americas, Israel, and selected other markets.

Dan Lehrfeld, President and CEO of PPGI commented, “Our close association with A.P.E. these past six years was mutually beneficial, but it has lost its strategic significance for both our companies. For INRAD the market appears to be saturating, with orders for stand-alone pulse-measurement products having steadily declined to less than $200,000 annually. For A.P.E., these products must increasingly be OEM modules custom-engineered into specific laser systems, requiring alternative means of customer interaction and support.”

Photonic Products Group, Inc. develops, manufactures, and markets products and services for use in diverse Photonics industry sectors via its expanding portfolio of distinctly branded businesses. INRAD specializes in crystal-based optical components and devices, laser accessories and instruments. Laser Optics specializes in precision custom optical components, assemblies, and optical coatings. MRC Optics’ business specializes in precision diamond turned optics, metal optics, and opto-mechanical and electro-optical assemblies. PPGI’s customers include leading corporations in the Defense and Aerospace, Laser Systems, and Process Control and Metrology sectors of the Photonics Industry, as well as the U.S. Government.  Its products are also used by researchers at National Laboratories and Universities world-wide.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “will”, “plan”, “targeting” or similar words.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward looking statements are, but are not limited to, uncertainties in market demand for the Company’s products or the products of its customers, future actions by competitors, inability to deliver product on time, inability to implement its growth strategies or to integrate its new operations, inability to realize synergies from its acquisitions, inability to raise capital, and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward looking statements made in this news release are made as of the date hereof and Photonic Products Group, Inc. does not assume any obligation to update publicly any forward looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	January 6, 2006
		By:	/s/ William S. Miraglia
(William S. Miraglia)
Corporate Secretary &
Chief Financial Officer